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                                                                      EXHIBIT 24

                                   WEG GP LLC

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WEG GP LLC, a Delaware limited liability company, as general partner of Williams Energy Partners L.P. ("WEG GP"), does hereby constitute and appoint CRAIG R. RICH, BRIAN K. SHORE and WILLIAM H. GAULT as their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of WEG GP, as hereinafter set forth below their signature, to sign Williams Energy Partners L.P.'s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

            THAT the undersigned WEG GP does hereby constitute and appoint CRAIG
R. RICH, BRIAN K. SHORE and WILLIAM H. GAULT its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

            Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

            IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 21st day of January , 2003.


  /s/ Steven J. Malcolm                             /s/ Phillip D. Wright
--------------------------------               ---------------------------------
     Steven J. Malcolm                                 Phillip D. Wright
         Director                                    Chairman of the Board
                                                          and Director

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  /s/ Don R. Wellendorf                               /s/ Keith E. Bailey
--------------------------------               ---------------------------------
      Don R. Wellendorf                               Keith E. Bailey
          Director                                       Director


  /s/ William A. Bruckmann, III                      /s/ Don J. Gunther
--------------------------------               ---------------------------------
    William A. Bruckmann, III                           Don J. Gunther
             Director                                      Director


  /s/ William W. Hanna
--------------------------------
      William W. Hanna
          Director

                                 WEG GP LLC, as General Partner of
                                 Williams Energy Partners L.P.


                                 By       /s/ Don R. Wellendorf
                                   ---------------------------------------------
                                                Don R. Wellendorf
                                      President and Chief Executive Officer
                                           (Principal Executive Officer)


                                 By       /s/ John D. Chandler
                                   ---------------------------------------------
                                                John D. Chandler
                                    Chief Financial Officer and Treasurer
                                 (Principal Financial and Accounting Officer)

ATTEST:


   /s/ Brian K. Shore
---------------------------
      Brian K. Shore
         Secretary

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                                                                      EXHIBIT 24

                                   WEG GP LLC

      I, the undersigned, Brian K. Shore, Secretary of WEG GP LLC, a Delaware limited liability company, as general partner of Williams Energy Partners L.P. (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on January 21, 2003, at which a quorum of said Board was present and acting throughout, the following resolutions were duly adopted:

                  RESOLVED that the Chief Executive Officer and Chief Financial
            Officer of the Company, acting in its capacity as the general partner of Williams Energy Partners L.P. (the "Partnership"), be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing for and on behalf of the Partnership, under the Securities Exchange Act of 1934, of the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

      I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of WEG GP LLC this 14th day of March, 2003.


                                                        /S/ Brian K. Shore
                                                     ---------------------------
                                                            Brian K. Shore
                                                               Secretary

[CORPORATE SEAL]